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                                                                  EXHIBIT 10.05

                          JWH GLOBAL PORTFOLIO TRUST

                               ESCROW AGREEMENT

     This Escrow Agreement is made and entered into as of ____ __, 1996 by and among The First National Bank of Chicago, a national banking association, as escrow agent (the "Escrow Agent"), JWH Global Portfolio Trust, a Delaware business trust (the "Trust"), CIS Investments, Inc., a Delaware corporation ("CISI" or "Managing Owner"), the managing owner of the Trust, and Cargill Investor Services, Inc., a Delaware corporation ("CIS" or "Lead Selling Agent").

                                   RECITALS

     The Trust proposes to offer for sale to investors through one or more registered broker-dealers up to 500,000 units of beneficial interest ("Units") in the Trust at a price of $100 per Unit during the Initial Offering Period (as defined in the Prospectus referred to below) and at the Net Asset Value during the Ongoing Offering Period (as defined in the Prospectus referred to below);

     In connection with the proposed public offering of Units, the Trust and the Managing Owner have entered into a selling agreement with the Lead Selling Agent and the Lead Selling Agent may, with the consent of the Managing Owner, enter into additional selling agent agreements with certain additional and correspondent selling agents (the Lead Selling Agent and such additional and correspondent selling agents are collectively referred to herein as "Selling Agents"), for the offer and sale of Units on a "best efforts" basis.

     The Trust proposes to establish an escrow account with the Escrow Agent in which proceeds received from subscribers will be deposited and the Escrow Agent agrees to serve as escrow agent, all in accordance with the terms and conditions set forth herein.

                                  AGREEMENTS

     In consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

     1. Commencing upon the execution of this Agreement, the Escrow Agent shall act as escrow agent and agrees to receive, hold, deal with and disburse the proceeds from the sale ("Proceeds") of Units and any other property at any time held by the Escrow Agent hereunder in accordance with this Agreement. The Managing Owner agrees to notify the Escrow Agent promptly (a) if the proposed offering of Units is extended by the Managing Owner as provided in the Trust's Prospectus dated ___________, 1996 (the "Prospectus") and (b) of the date of the Initial Closing Date (hereinafter defined) and each subsequent closing date.

     2. CIS shall deposit all Proceeds received from the Selling Agents together with the name, address, federal tax identification number and amount of the subscription of each subscriber. All Proceeds shall be denominated in dollars and deposited in this escrow by check or wire transfer,

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duly made out to the Escrow Agent in the following form: "THE FIRST NATIONAL
BANK OF CHICAGO, AS ESCROW AGENT FOR JWH GLOBAL PORTFOLIO TRUST, ESCROW ACCOUNT NO. ___________." The Escrow Agent shall promptly notify CIS of any discrepancy between the amounts set forth on any statement delivered by CIS and the sum or sums delivered therewith to the Escrow Agent. Any checks received that are made payable to a party other than the Escrow Agent shall be returned to CIS for prompt return to the appropriate subscribers. In the event that any checks or other instruments deposited in the escrow prove uncollectible, the Escrow Agent shall promptly notify CIS and forward such checks or other instruments to CIS.

     3. The Escrow Agent is required to separately record on its books the name, address, federal tax identification number and amount of each subscription as received, and shall keep documents necessary to evidence the name, address and federal tax identification of each subscriber, the aggregate amount of his subscriptions, and the date such subscription was received.

     4. The Escrow Agent shall cause all Proceeds deposited with it pursuant to Section 2 hereof to be maintained and invested no later than the second business day following receipt of such Proceeds as the Managing Owner shall direct from time to time by written instructions delivered to the Escrow Agent, in (a) an interest bearing bank account; (b) bank money-market accounts; (c) short-term certificates of deposit issued by a bank; or (d) short-term securities issued or guaranteed by the United States Government, as permitted by law (and in particular Rule 15c2-4 under the Securities Exchange Act of 1934), which can be readily liquidated so that 100% of the Proceeds and interest thereon can, if necessary, be returned to the subscribers in accordance with this Agreement and that the interest on such securities shall not subject foreign subscribers to the United States taxation or tax reporting requirements. The Escrow Agent will incur no liability for any loss suffered so long as the Escrow Agents follows such instructions, except for losses due to its lack of good faith, negligence or willful misconduct.

     Interest earned on funds attributable to accepted subscriptions while held in this escrow shall be allocated among subscribers in proportion to the amounts of their respective subscriptions and the lengths of time their subscriptions were held in escrow.

     5    (a)  The initial offering of Units will terminate as of ___________,
1997, subject to extension until _________, 1997 and to prior sale of all available Units (the "Initial Closing Date"). The Managing Owner may limit, suspend or terminate the offering at any time upon verbal notice promptly confirmed in writing to the Escrow Agent. On the Initial Closing Date the Escrow Agent shall, upon (i) written instructions from the Managing Owner,
(ii) receipt of an affidavit signed by the Managing Owner that acceptable subscriptions for at least 100,000 Units have been received and (iii) possession in the escrow account of at least $10,000,000 in collected funds in payment of such subscriptions, (as specified in such instructions) pay to, credit to the account of, or otherwise transfer to commodity trading account maintained by the Trust with Cargill Investor Services, Inc. (the "Customer Account"), the commodity broker for the Trust, or as otherwise directed by the Managing Owner, the collected Proceeds then held in escrow and interest earned on such Proceeds accrued from the date of deposit until the Initial Closing Date.


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     (b)  After the Initial Closing Date and during the Ongoing Offering Period, the Escrow Agreement shall segregate Proceeds received according to the dates the Selling Agents receive the funds. Proceeds shall be grouped in Monthly Groups. Proceeds received after the 20th (or, if the 20th is not a business day, the next business day) of a calendar month through and including the 19th of the next succeeding calendar month ("End Date") shall comprise one Monthly Group. For each Monthly Group containing subscriptions which have been accepted by the Managing Owner, the Escrow Agent shall pay to, credit to the account of, or otherwise transfer to the Customer Account, or as otherwise directed by the Managing Owner, Proceeds comprising the Monthly Group pertaining to accepted subscriptions and interest earned on such Proceeds, on the last business day of the calendar month of the applicable End Date.

     (c) Prior to the delivery to it as described above, the Trust shall have neither title to nor interest in the funds on deposit, and such funds shall under no circumstances be subject to the liabilities or indebtedness of the Trust.

     (d) Interest earned on an accepted subscription will be paid to the Trust's Customer Account, or as otherwise directed by CISI, and invested in the Trust, and subscribers will be issued additional Units reflecting each subscriber's attributable share of such interest. To enable CISI to determine the number of additional Units issuable to each subscriber whose subscription has been accepted, the Escrow Agent shall, within 5 business days before the Initial Closing Date and each subsequent closing date, notify CISI the amount of interest that will be earned as of the Initial Closing Date or such subsequent closing date, as the case may be, on each subscriber's subscription funds while held in escrow.

     6. If at least 100,000 Units have not been subscribed for by the Initial Closing Date or if any other closing conditions are not satisfied, then the Managing Owner shall promptly so advise the Escrow Agent. The Escrow Agent shall return to each subscriber his or her subscription funds, together with the PRO RATA share of interest earned on such funds, within 5 business days after it has received from the Managing Owner the advice described above.

     7. At any time prior to the release of a subscriber's funds from this escrow, the Managing Owner may notify the Escrow Agent that a subscription, or a part thereof, has not been accepted and the Managing Owner may direct the Escrow Agent to return as soon thereafter as may be practicable (in no event later than 5 business days) any such funds, or the appropriate portion thereof, held in this escrow for the benefit of such subscriber, with interest, directly to such subscriber.

     If subscriptions funds (and interest earned thereon, if any) shall be returned to subscribers, whether due to rejection of subscriptions or the non-occurrence of the Initial Closing Date, the Escrow Agent shall do so in the same manner through which (I.E., by check or wire) and to the same source from which (I.E., a subscriber or an applicable Selling Agent for credit to the account of a subscriber) subscription funds were received.

     8. The Escrow Agent shall not be liable for any action taken or omitted in good faith in accordance with the advice of its counsel except for its own negligence or willful misconduct. The


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Escrow Agent shall not be responsible for any loss of subscriptions funds resulting from the investment thereof in accordance with this Agreement.

     9. CISI agrees to pay the Escrow Agent reasonable compensation for the services to be rendered hereunder, as described in the Schedule I attached hereto, and pay or reimburse the Escrow Agent upon request for reasonable attorney's fees, incurred by it as a result of events not contemplated by this Agreement but otherwise in connection with this Agreement. CISI hereby agrees to indemnify and save harmless the Escrow Agent from all losses, costs and expenses, including attorney fees which may be incurred by it as a result of its acceptance of its appointment as Escrow Agent or arising from the performance of its duties hereunder, unless the Escrow Agent shall have been adjudged to have acted in bad faith or to have been negligent, and such indemnification shall survive its resignation or removal, or the termination of this Agreement until extinguished by any applicable statute of limitation.

     10. The Managing Owner may remove the Escrow Agent at any time (with or without cause) by giving at least 15 days written notice thereof. Within 10 days after receiving such notice, the Managing Owner shall appoint a successor escrow agent at which time the Escrow Agent shall either distribute the funds held in the Escrow Account, its fees, costs and expenses or other obligations owed to the Escrow Agent having been paid by CISI, as directed by the instructions of the Managing Owner or hold such funds, pending distribution, until all such fees, costs and expenses or other obligations are paid by the CISI. If a successor escrow agent has not been appointed or has not accepted such appointment by the end of the 10-day period, the Escrow Agent may appeal to a court of competent jurisdiction for the appointment of a successor escrow agent, or for other appropriate relief and the costs, expenses and reasonable attorneys fees which the Escrow Agent incurs in connection with such a proceeding shall be paid by the Trust.

     11. The Trust and the Managing Owner warrant and agree to the Escrow Agent that, unless otherwise expressly set forth in this Agreement: there is no security interest in the subscription funds or any part thereof; no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the subscription funds or any part thereof; and you shall have no responsibility at any time to ascertain whether or not any security interest exists in the subscription funds or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the subscription funds or any part thereof.

     12. The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be subject to, nor obliged to recognize, any other agreement between, or direction or instruction of, any and all of the parties hereto; provided, however, this Agreement may be amended at any time by an instrument in writing signed by all the parties.

     13. If any property subject hereto is at any time attached, subject to garnishment or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any


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of such events, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree, which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or any other person, firm, or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     14. This Agreement shall be construed, enforced, and administered in accordance with the laws of the State of Illinois, without regard to the principles of conflicts of laws thereof.

     15. The Escrow Agent may resign by giving 30 days' prior written notice delivered to the Managing Owner, and thereafter shall deliver all remaining deposits in this escrow to a successor escrow agent acceptable to the Managing Owner which acceptance shall be evidenced by their joint written and signed order. If no such order is received by the Escrow Agent within 30 days after delivery of such notice, it is unconditionally and irrevocably authorized and empowered to send any and all funds deposited hereunder by registered mail to the respective subscribers thereof.

     16. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on
Schedule II hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties acknowledge that such security procedure is commercially reasonable.

     17. This Agreement shall not become effective (and the Escrow Agent shall have no responsibility hereunder except to return the property deposited in escrow to the subscribers) until the Escrow Agent shall have received the following and shall have advised each of the Trust and the Managing Owner in writing that the same are in form and substance satisfactory to the Escrow
Agent: (1) a certified resolution of the Managing Owner's board of directors authorizing the making and performance of this Agreement and (2) a certificate as to the names and specimen signatures of its officers or representatives authorized to sign this Agreement and notices, instructions and other communications.

     18. Any notice which a party is required or desires to give hereunder shall be in writing and may be given by mailing or delivering the same to the address of the party to receive notice:

     if the Escrow Agent, addressed to:

          The First National Bank of Chicago
          Escrow Services, Suite 0673
          One First National Plaza
          Chicago, Illinois 60670-0673
          Attention:  Leland Hansen


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     if to the Trust, addressed to:

          c/o CIS Investments, Inc.
          233 South Wacker Drive, Suite 2300
          Chicago, Illinois 60606
          Attention:  L. Carlton Anderson

     if to CISI, addressed to:

          233 South Wacker Drive, Suite 2300
          Chicago, Illinois 60606
          Attention:  L. Carlton Anderson

     if to CIS, addressed to:

          233 South Wacker Drive, Suite 2300
          Chicago, Illinois 60606
          Attention:  L. Carlton Anderson

or to such other address as said party may substitute therefor by written notification to the other parties. For all purposes hereof, any notice shall be effective only when actually received.

     19. This Agreement shall terminate upon completion of this offering or as otherwise provided by written instruction from the Managing Owner to the Escrow Agent.


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     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of _______________, 1996.

                                   THE FIRST NATIONAL BANK
                                      OF CHICAGO, as Escrow Agent

                                   By:
                                      ----------------------------------
                                      John R. Prendiville
                                      Vice President

                                   JWH GLOBAL PORTFOLIO TRUST
                                   By:CIS Investments, Inc.,
                                      Managing Owner


                                   By:
                                      ----------------------------------
                                      L. Carlton Anderson
                                      Vice President

                                   CIS INVESTMENTS, INC.

                                   By:
                                      ----------------------------------
                                      L. Carlton Anderson
                                      Vice President

                                   CARGILL INVESTOR SERVICE, INC.

                                   By:
                                      ----------------------------------
                                      L. Carlton Anderson
                                      Vice President


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                                   SCHEDULE I

                                  FEE SCHEDULE


ACCEPTANCE FEE:                                         $1,750.00

Fee for services in connection with the initial set-up of the subscription escrow account. This fee covers examination and execution of an escrow agreement and all required documentation, and all initial account set-up including the Escrow Agent's legal fees.


ANNUAL ADMINISTRATION FEE:
     Per subscription participant account                   $6.40

     Fee for ongoing administration of the subscription escrow account. Participants are defined on a monthly basis with each monthly subscription period being unique. An individual subscribing in more than one month will be counted in each month. Should an individual add to a subscription amount in a given month, there will be no additional charge.

     This fee includes all investments specified in the Escrow Agreement , required participant recordkeeping, remittance of checks, production of 1099s, and postage.


WIRE TRANSFERS:                                            $20.00

     Wire transfers to the fund participants will be charged additionally at $20.00 each transfer. Wire transfers to the Trust, the Managing Owner or Lead Selling Agent will be at no charge.


ADDITIONAL SERVICES AND EXPENSES:

     Any out-of-pocket expenses incurred by the Escrow Agent (E.G., responding to unusual audit request) will be assessed in amounts commensurate with the services rendered, itemized and billed in addition to the foregoing fees. No charge will be incurred for termination of account.

     The fees above are subject to equitable adjustments as reasonably warranted by changes in laws, procedures, or cost of doing business upon prior written notice to the parties.

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                                  SCHEDULE II

                     TELEPHONE NUMBER(S) FOR CALL-BACKS AND
           PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS


JWH GLOBAL PORTFOLIO TRUST:

     CIS Investments, Inc. as Managing Owner

          NAME                            TELEPHONE NUMBER

     1.   Michelle Reynolds               (312) 460-4931

     2.   Ron Davis                       (312) 460-4927

     3.   Carlton Anderson                (312) 460-4925


CARGILL INVESTOR SERVICES, INC.:

          NAME                            TELEPHONE NUMBER

     1.   Michelle Reynolds               (312) 460-4931

     2.   Ron Davis                       (312) 460-4927

     3.   Carlton Anderson                (312) 460-4925


THE FIRST NATIONAL BANK OF CHICAGO, N.A.:

          NAME                            TELEPHONE NUMBER

     1.   Leland Hansen                   (312) 407-2086

     2.   Amy Movitz                      (312) 407-8857